AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN
            MAXIM SERIES FUND, INC., GW CAPITAL MANAGEMENT, LLC, AND
                         T. ROWE PRICE ASSOCIATES, INC.


This Amendment is made as of May 1, 2004 to the Sub-Advisory Agreement dated November 1, 1994, by and between Maxim Series Fund, Inc. (the "Fund"), GW Capital Management, LLC (the "Adviser"), and T. Rowe Price Associates, Inc. (the "Sub-Adviser") (the "Agreement"), as amended November 1, 1996, December 5, 1997, and December 28, 1999 on behalf of the Maxim T. Rowe Price Equity/Income Portfolio (the "Portfolio"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Change to Article III, Section A - Investment Advisory Fee. Section A will be replaced in its entirety with the following:

A. Investment Advisory Fee. The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-Adviser for the services rendered by the Sub-Adviser with respect to the Portfolio, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolio (the "NAV Fee") as set forth below:

               Annual Fee                   Assets
               .40%                         First $500 million
               .35%                         Over $500 million

        Payment to the Sub-Adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolio during each month.

In all other respects, the Sub-Advisory Agreement dated November 1, 1994, as amended November 1, 1996, December 5, 1997, and December 28, 1999 is confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed by their duly authorized signatories as of May 1, 2004.

ATTEST:                                        MAXIM SERIES FUND, INC.


                                               By
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Name:                                          Name:
Title:                                         Title:


ATTEST:                                        T. ROWE PRICE ASSOCIATES, INC.


                                               By
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Name:                                          Name:
Title:                                         Title:


ATTEST:                                        GW CAPITAL MANAGEMENT, LLC


                                               By
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Name:                                          Name:
Title:                                         Title: